SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2003

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22793 (Commission File Number)	33-0628530 (I.R.S. Employer Identification No.)

4649 Morena Boulevard, San Diego CA 92117

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 581-4530

Item 5.	Other Events and Required FD Disclosure

On July 9, 2003, entities affiliated with Robert E. Price, President and Chief Executive Officer, Chairman of the Board of Directors and a significant stockholder of PriceSmart, Inc., and entities affiliated with Sol Price, a significant stockholder of PriceSmart, purchased an aggregate of 22,000 shares of PriceSmart’s 8% Series B Cumulative Convertible Redeemable Preferred Stock (the “Series B Preferred Stock”), a new series of preferred stock, for an aggregate purchase price of $22,000,000. The Series B Preferred Stock is convertible at the option of the holder at any time, or automatically on July 9, 2013, into shares of PriceSmart’s common stock at a conversion price of $20.00 per share, subject to customary anti-dilution adjustments; accrues a cumulative preferential dividend at an annual rate of 8%, payable quarterly in cash; and may be redeemed by PriceSmart at any time on or after July 9, 2008. PriceSmart is required to register with the Securities and Exchange Commission the shares of common stock issuable upon conversion of the Series B Preferred Stock.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

3.1	Amended and Restated Certificate of Incorporation of PriceSmart, Inc. (incorporated by reference to PriceSmart’s Annual Report on Form 10-K for the year ended August 31, 1997 filed with the Securities and Exchange Commission on November 26, 1997).

3.2	Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of 8% Series A Cumulative Convertible Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof dated January 15, 2002 (incorporated by reference to PriceSmart’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 24, 2002).

3.3	Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of 8% Series B Cumulative Convertible Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof dated July 8, 2003.

10.1	Series B Preferred Stock Purchase Agreement dated as of July 8, 2003 among PriceSmart and the Investors Listed on Exhibit A Thereto.

99.1	Press release of PriceSmart, Inc. dated July 9, 2003.

Item 12.	Results of Operations and Financial Condition

On July 9, 2003, PriceSmart, Inc. issued a press release regarding its results of operations for its third quarter and nine months ended May 31, 2003, and its sale of $22 million of a new series of PriceSmart convertible redeemable preferred stock. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2003	PRICESMART, INC.

	By:	/s/ ALLAN C. YOUNGBERG
Allan C. Youngberg Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of PriceSmart, Inc. (incorporated by reference to PriceSmart’s Annual Report on Form 10-K for the year ended August 31, 1997 filed with the Securities and Exchange Commission on November 26, 1997).

3.2	Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of 8% Series A Cumulative Convertible Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof dated January 15, 2002 (incorporated by reference to PriceSmart’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 24, 2002).

3.3	Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of 8% Series B Cumulative Convertible Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof dated July 8, 2003.

10.1	Series B Preferred Stock Purchase Agreement dated as of July 8, 2003 among PriceSmart and the Investors Listed on Exhibit A Thereto.

99.1	Press release of PriceSmart, Inc. dated July 9, 2003.

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